                              STOCKHOLDER AGREEMENT

          This STOCKHOLDER AGREEMENT, dated as of October 13, 2000 (the "Agreement"), among United Technologies Corporation, a Delaware corporation ("Parent") Solar Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent ("Purchaser"), and the persons and entities listed on
Schedule I hereto (each a "Stockholder" and, collectively, the "Stockholders").

                                R E C I T A L S:

          WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Purchaser and Specialty Equipment Companies, Inc., a Delaware corporation (the "Company"), are entering into an Agreement and Plan of Merger (as such agreement may hereafter be amended, restated or renewed from time to time the "Merger Agreement"), which provides, among other things, for the acquisition of the Company by Parent by means of a cash tender offer (the "Offer") by Purchaser for all outstanding shares of Common Stock and for the subsequent merger of Purchaser with and into the Company (the "Merger"), all on the terms and subject to the conditions set forth in the Merger Agreement;

          WHEREAS, as an inducement and a condition to entering into the Merger Agreement, Parent and Purchaser have required that the Stockholders agree, and each Stockholder has agreed, to enter into this Agreement; and

          WHEREAS, the Board of Directors of the Company has approved this Agreement and the transactions contemplated hereby prior to the date hereof;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein and the promises, representations, warranties, covenants and agreements of Parent and Purchaser in the Merger Agreement, the parties hereto agree as follows:

          1.   Definitions.  For purposes of this Agreement:

               (a) "beneficially owned" or "beneficial ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

               (b) Terms used and not defined herein, but defined in the Merger Agreement, shall have the respective meanings ascribed to them in the Merger Agreement.

          2.   Tender of Shares; Agreement to Sell.

               (a) In order to induce Parent and Purchaser to enter into the Merger Agreement, each Stockholder hereby agrees to validly tender (or cause the record owner of such shares to validly tender), and not to withdraw, pursuant to and in accordance with the terms of the Offer, not later than the fifth business day after commencement of the Offer, the number of shares of Common Stock set forth opposite such Stockholder's name on Schedule I hereto, all of which are beneficially owned by such Stockholder (the "Existing Shares" and, together with any shares of Common Stock acquired by such Stockholder in any capacity after the date hereof and prior to the termination of this Agreement by means of purchase, dividend, distribution, exercise of options, warrants or other rights to acquire Common Stock or in any other way, the "Shares"). If a Stockholder acquires beneficial ownership of Shares after the date hereof, such Stockholder shall tender such Shares on such fifth business day or, if later, on the second business day after such acquisition. Each Stockholder hereby acknowledges and agrees that Parent's and Purchaser's obligation to accept for payment, purchase and pay for the Shares in the Offer, including the Shares beneficially owned by the Stockholders, is subject to the terms and conditions of the Offer.

               (b) As promptly as practicable following the expiration of the Offer (but in no event later than 10:00 a.m., New York City time, on the first trading day immediately after such expiration), each Stockholder hereby severally and not jointly agrees to sell to Purchaser, and Purchaser agrees to purchase, all Shares owned by such Stockholder not tendered pursuant to Section 1(a) at a price per Share equal to the Offer Price. The obligations of each Stockholder and Purchaser in this Section 1(b) is conditioned upon Purchaser purchasing shares of Common Stock pursuant to the Offer.

               (c) Purchaser shall be entitled to deduct and withhold from the consideration otherwise payable hereunder to a holder of Shares any stock transfer taxes and such amounts as are required to be withheld under the Internal Revenue Code of 1986, as amended (the "Code"), or any applicable provision of state, local or foreign tax law, as specified in the Offer Documents. To the extent that amounts are so withheld by Purchaser, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the Shares in respect of which such deduction and withholding was made by Purchaser.

               (d) Each Stockholder hereby permits Parent and Purchaser to publish and disclose in the Offer Documents and, if approval of the Company's stockholders is required under applicable law, the Proxy Statement (including all documents and schedules filed with the SEC), such Stockholder's identity and ownership of the Shares and the nature of such Stockholder's commitments, arrangements and understandings under this Agreement; provided that such Stockholder shall have a right to review and comment on such disclosure a reasonable time before it is publicly disclosed.

          3. Option. (a) In order to induce Parent and Purchaser to enter into the Merger Agreement, each Stockholder hereby grants to Purchaser an irrevocable option (each, an "Option") to purchase all (but not less than all) of the Shares beneficially owned by such Stockholder (the "Option Shares") at a price per Share equal to the Offer Price. Each Option granted by a Stockholder may be exercised in whole at any time after (i) the occurrence of any event as a result of which Parent is entitled to receive the fee referred to in Section 7.02(b) of the Merger Agreement or (ii) such time as such Stockholder shall have breached any of its agreements in Section 2(a), 5(a), 5(b) or 5(d).

          (b) Each Option that becomes exercisable under Section 3(a) shall remain exercisable until the later of (i) the date that is sixty (60) days after the date such Option becomes exercisable and (ii) the date that is ten (10) days after the later of the date that all waiting periods under the

HSR Act required for the purchase of the Shares upon such exercise shall have expired or been terminated and the date on which all approvals required under Foreign Antitrust Laws have been obtained; provided that if at the expiration of such period there shall be in effect any injunction or other order issued by any Governmental Entity prohibiting the exercise of such Option, the exercise period shall be extended until ten (10) days after the date that no such injunction or order is in effect. In the event that Purchaser wishes to exercise an Option, Purchaser shall send a written notice to the applicable Stockholder identifying the place and date (not less than two (2) nor more than ten (10) business days from the date of the notice) for the closing of such purchase (an "Option Closing"). At each Option Closing Parent and Purchaser shall deliver in immediately available funds the aggregate exercise price due for the Option Shares to be purchased at such Option Closing, against delivery of such Option Shares.

          4. Representations and Warranties of Parent and Purchaser. Each of Parent and Purchaser hereby represents and warrants to the Stockholders as follows:

               (a) Power; Authorization; Binding Agreement; Standing. Parent and Purchaser each has the corporate power and authority to enter into and perform all of its obligations under this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of each of Parent and Purchaser, and no other corporate proceedings on the part of Parent or Purchaser are necessary to authorize this Agreement or to consummate the transactions contemplated hereby; each of Parent and Purchaser are corporations duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation; the execution, delivery and performance of this Agreement by each of Parent and Purchaser will not violate any other agreement to which either of them is a party; and this Agreement has been duly and validly executed and delivered by each of Parent and Purchaser and constitutes a valid and binding agreement of each of Parent and Purchaser, enforceable against each of Parent and Purchaser in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

               (b) No Conflicts. Except for filings under the HSR Act and the Exchange Act (i) no filing with, and no permit, authorization, consent or approval of an Governmental Entity for the execution and delivery of this Agreement by each of Parent and Purchaser, the consummation by each of Parent and Purchaser of the transactions contemplated hereby and the compliance by each of Parent and Purchaser with the provisions hereof and (ii) none of the execution and delivery of this Agreement by each of Parent and Purchaser, the consummation by each of Parent and Purchaser of the transactions contemplated hereby or compliance by each of Parent and Purchaser with any of the provisions hereof shall (A) conflict with or result in any breach of any organizational documents applicable to each of Parent and Purchaser, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which either Parent or Purchaser are a party or by which either Parent or Purchaser or any of their respective properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to either Parent or Purchaser or any of their properties or assets.

               (c) No Expansion of Liability. Neither the execution hereof nor the performance of any obligations hereunder shall in any manner cause the Stockholders to have any greater liability with respect to any representation or warranty made by the Company in the Merger Agreement than such Stockholders would otherwise have with respect thereto. The Stockholders shall not be deemed to have made any representation or warranty, whether express or implied, other than as expressly set forth in Section 6 hereof.

          5.   Additional Agreements.

               (a) Except if the Merger Agreement has been terminated, each Stockholder shall, at any meeting of the stockholders of the Company, however called, or in connection with any written consent of the stockholders of the Company, vote (or cause to be voted) all Shares then held of record or beneficially owned by such Stockholder, (i) in favor of the Merger, the execution and delivery by the Company of the Merger Agreement and the approval of the terms thereof and each of the other actions contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof and (ii) against any proposal relating to an Acquisition Proposal and against any action or agreement that would impede, frustrate, prevent or nullify this Agreement, or result in a breach in any respect of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would result in any of the conditions set forth in Annex I to the Merger Agreement or set forth in Article VI of the Merger Agreement not being fulfilled.

               (b) Each Stockholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, it shall not (i) offer to transfer (which term shall include, without limitation, any sale, tender, gift, pledge, assignment or other disposition), transfer or consent to any transfer of, any or all of the Shares beneficially owned by such Stockholder or any interest therein, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Shares or any interest therein, (iii) grant any proxy, power-of-attorney or other authorization or consent in or with respect to such Shares, (iv) deposit such Shares into a voting trust or enter into a voting agreement or arrangement with respect to such Shares or (v) take any other action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement.

               (c) Each Stockholder hereby irrevocably grants to, and appoints, Purchaser and any designee of Purchaser, and each of them individually, such Stockholder's proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote the Shares beneficially owned by such Stockholder, or grant a consent or approval in respect of such Shares, in the manner specified in Section 5(a). Each Stockholder represents that any proxies heretofore given in respect of Shares beneficially owned by such Stockholder are not irrevocable and that any such proxies are hereby revoked. Each Stockholder hereby affirms that the irrevocable proxy set forth in this Section 5(c) is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Each Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Each Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. Without limiting the generality of the foregoing, such irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 212(e) of the DGCL.

               (d) Each Stockholder hereby agrees that neither such Stockholder nor any of its affiliates, representatives or agents shall (and, if such Stockholder is a corporation, partnership, trust or other entity, such Stockholder shall cause its officers, directors, partners, and employees, representatives and agents, including its investment bankers, attorneys and accountants, not to), directly or indirectly, encourage, solicit, initiate or participate in any way in any discussions or negotiations with, or provide any information to, or afford any access to the properties, books or records of the Company or any of its Subsidiaries to, or otherwise take any other action to assist or facilitate, any Person or group (other than Parent or Purchaser or any affiliate or associate of Parent or Purchaser) concerning any Acquisition Proposal. Each Stockholder will immediately cease any existing activities, discussions or negotiations conducted heretofore with respect to any Acquisition Proposal. Each Stockholder will immediately communicate to Purchaser the terms of any Acquisition Proposal (or any discussion, negotiation or inquiry with respect thereto) and the identity of the Person making such Proposal or inquiry which it may receive.

               (e) Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws to consummate and make effective the transactions contemplated by this Agreement. Each party shall promptly consult with the other and provide any necessary information and material with respect to all filings made by such party with any Governmental Entity in connection with this Agreement and the transactions contemplated hereby.

               (f) Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger that it may have.

          6. Representations and Warranties of each Stockholder. Except as set forth on Exhibit A hereto each Stockholder hereby represents and warrants, severally and not jointly and only with respect to itself, to Purchaser as follows:

               (a) Such Stockholder is the record and beneficial owner of the Existing Shares set forth opposite its name on Schedule I. Such Existing Shares constitute all of the Shares owned of record or beneficially owned by such Stockholder on the date hereof. Such Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Sections 2, 3 and 5 hereof, sole power of disposition, sole power to demand and waive appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Existing Shares with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

               (b) Such Stockholder has the power and authority to enter into and perform all of such Stockholder's obligations under this Agreement. This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes a legal, valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency and similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which such Stockholder is a trustee, or any party to any other agreement or arrangement, whose consent is required for the execution and delivery of this Agreement or the consummation by such Stockholder of the transactions contemplated hereby.

               (c)  Except for filings under the HSR Act and the Exchange Act
(i) no filing with, and no permit, authorization, consent or approval of, any Governmental Entity is necessary for the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby and the compliance by such Stockholder with the provisions hereof and (ii) none of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof, except in cases in which any conflict, breach, default or violation described below would not interfere with the ability of such Stockholder to perform such Stockholder's obligations hereunder, shall (A) conflict with or result in any breach of any organizational documents applicable to such Stockholder, (B) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration) under, any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind, including, without limitation, any voting agreement, proxy arrangement, pledge agreement, stockholders agreement or voting trust, to which such Stockholder is a party or by which it or any of its properties or assets may be bound, or (C) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to such Stockholder or any of its properties or assets.

               (d) Except as permitted by this Agreement, the Existing Shares beneficially owned by such Stockholder and the certificates representing such shares are now, and at all times during the term hereof will be, held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all liens, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever, except for any such liens or proxies arising hereunder. The transfer by such Stockholder of the Shares to Purchaser in the Offer or hereunder shall pass to and unconditionally vest in Purchaser good and valid title to all Shares, free and clear of all liens, proxies, voting trusts or agreements, understandings or arrangements or any other rights whatsoever.

               (e) No broker, investment banker, financial advisor or other Person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Stockholder.

          7. Stop Transfer. Each Stockholder shall request that the Company not register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of the Shares beneficially owned by such Stockholder, unless such transfer is made in compliance with this Agreement.

          8. Termination. This Agreement shall terminate with respect to any Stockholder upon the earliest of (a) the Effective Time, (b) the first anniversary of the date hereof and (c) the termination of the Merger Agreement (unless, in the case of this clause (c), Parent is entitled to receive a fee pursuant to Section 7.02(b) of the Merger Agreement in connection with such termination or prior to such termination such Stockholder has breached Section 2(a), 5(a), 5(b) or 5(d)).

          9. No Limitation. Nothing in this Agreement shall be construed to prohibit Stockholder, or any officer or affiliate of a Stockholder who is or has designated a member of the Board of Directors of the Company, from taking any action solely in his or her capacity as a member of the Board of Directors of the Company or from exercising his or her fiduciary duties as a member of such Board of Directors to the extent specifically permitted, or not prohibited by the Merger Agreement. Each Stockholder signs solely in his or her capacity as the record and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, such Stockholder's Shares.

          10.  Miscellaneous.

               (a) This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

               (b) This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each Stockholder (in the case of any assignment by Purchaser) or Parent and Purchaser (in the case of an assignment by a Stockholder), provided that Parent or Purchaser may assign its rights and obligations hereunder to Parent or any direct or indirect Subsidiary of Parent, but no such assignment shall relieve Parent and Purchaser of their obligations hereunder.

               (c) Without limiting any other rights Parent and Purchaser may have hereunder in respect of any transfer of Shares, each Stockholder agrees that this Agreement and the obligations hereunder shall attach to the Shares beneficially owned by such Stockholder and shall be binding upon any Person to which legal or beneficial ownership of such Shares shall pass, whether by operation of law or otherwise, including, without limitation, such Stockholder's heirs, guardians, administrators or successors.

               (d) This Agreement may not be amended, changed, supplemented or otherwise modified with respect to a Stockholder except by an instrument in writing signed on behalf of such Stockholder and Parent and Purchaser.

               (e) All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if given) by hand delivery or by facsimile transmission with confirmation of receipt, as follows:

                    If to a Stockholder:

                    At the addresses and facsimile numbers set forth on Schedule I hereto.

                    Copy to:

                    Woods Oviatt Gilman LP
                    Suite 700
                    Two State Street
                    Rochester, New York 14534
                    Attention:  Gordon E. Forth, Esq.
                    Facsimile No.:  (716) 454-3968

                    If to Parent or Purchaser:

                    United Technologies Corporation
                    United Technologies Building
                    One Financial Plaza
                    Hartford, Connecticut 06101
                    Attention: General Counsel
                    Facsimile: 860-728-7862

                    Copy to:

                    Cleary, Gottlieb, Steen & Hamilton
                    One Liberty Plaza
                    New York, New York 10006
                    Attention:  Christopher E. Austin, Esq.
                    Facsimile No.:  (212) 225-3999

or to such other address or facsimile number as the person to whom notice is given may have previously furnished to the others in writing in the manner set forth above.

               (f) Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

               (g) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

               (h) The failure of any party hereto to exercise any rights, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.

               (i) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement, provided that, in the event of a Stockholder's death, the benefits to be received by the Stockholder hereunder shall inure to his successors and heirs.

               (j) This Agreement shall be governed and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

               (k) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Delaware state court or any Federal court located in such State, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of any Delaware state court or any Federal court located in such State in the event any dispute arises out of this Agreement or any transaction contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it will not bring any action relating to this Agreement or any transaction contemplated by this Agreement in any court other than any such court and (iv) waives any right to trial by jury with respect to any action related to or arising out of this Agreement or any transaction contemplated by this Agreement. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in any such court, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, Parent and Purchaser acknowledge and agree that such consent to jurisdiction is solely for the purpose referred to in this paragraph (k) and shall not be deemed to be a general submission to the jurisdiction of said courts in the State of Delaware other than for such purposes.

               (l) The descriptive headings used herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

               (m) This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. This Agreement shall not be effective as to any party hereto until such time as this Agreement or a counterpart thereof has been executed and delivered by each party hereto.

               (n) Except as otherwise provide herein, each party shall pay its, his or her own expenses incurred in connection with this Agreement.

 * * * Remainder of Page Intentionally Left Blank, Signature Pages Follow * * *

          IN WITNESS WHEREOF, Purchaser, Parent and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

                                        SOLAR ACQUISITION CORP.



                                        By: ______________________________
                                        Name:
                                        Title:


                                        UNITED TECHNOLOGIES CORPORATION



                                        By: ______________________________
                                        Name:
                                        Title:


               * * * Stockholders' Signatures On Next Page * * *

          IN WITNESS WHEREOF, Purchaser, Parent and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

                                        Malcolm I. Glazer Family Limited
                                             Partnership


                                        By: Malcolm I. Glazer G.P., Inc., its
                                             general partner



                                             By: _______________________________
                                                 Malcolm I. Glazer, President


                                        KEVIN E. GLAZER



                                        _______________________________



                                        AVRAM A. GLAZER



                                        _______________________________

                                   SCHEDULE I



---------------------------------------- -------------------------------------- ----------------------------------------
                                           Number of Shares of Common Stock
              Stockholder                         Beneficially Owned                            Address
---------------------------------------- -------------------------------------- ----------------------------------------
Malcom I. Glazer Family Limited                        7,736,569                1482 South Ocean Boulevard
Partnership                                                                     Palm Beach, Florida 33480
                                                                                Facsimile: (561) 835-1496
---------------------------------------- -------------------------------------- ----------------------------------------
Kevin  E. Glazer                                          16,606                c/o First Allied Corp.
                                                                                270 Commerce Dr.
                                                                                Rochester, New York, 14623
                                                                                Facsimile: (716) 359-4690
---------------------------------------- -------------------------------------- ----------------------------------------
Avram A. Glazer                                           15,000                100 Meridian Centre, Suite 350
                                                                                Rochester, New York 14618
                                                                                Facsimile: (716) 242-8677
---------------------------------------- -------------------------------------- ----------------------------------------

                                    EXHIBIT A

          The Shares owned by the Malcolm I. Glazer Family Limited Partnership are pledged to Manufacturers and Traders Trust Company and Bank of America, N.A., both of which have consented to this Agreement.